BRANDYWINE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.
QUARTERLY REPORT
DECEMBER 31,1997

DEAR FELLOW SHAREHOLDERS:

To paraphrase Mark Twain, the rumors of our sale have been greatly exaggerated. Friess Associates and the Brandywine Funds have NOT been sold.

Now that Legg Mason finalized its purchase of Brandywine Asset Management -- an unrelated investment firm also doing business in Wilmington, Delaware -- the erroneous reports of our being acquired will hopefully stop. We're still here!

Your current larger-than-normal cash position, 67 percent as we go to press today, is better understood by reading the enclosed December 29, 1997 New York Times article by Robert A. Johnson and viewing the chart that shows the lofty levels of market valuations relative to the U.S. Gross Domestic Product over time. The graph reflects new offerings as well as rising PE ratios.

The final quarter of '97 was affected significantly by poor reception of disappointing earnings in the technology sector. The Pacific Stock Exchange Index and the H&Q Technology Index declined 13.6 percent and 15.8 percent. Your Fund finished right in line with these, declining 14.1 percent.

TECH INDECES VS. S&P 500
Performance 9/30/97 to 12/31/97

PACIFIC STOCK EXCHANGE            -15.8%
H&Q TECH                            -14%
MORGAN STANLEY HIGH TECH          -13.6%
NASDAQ IND.                       -11.2%
S&P 500*<F1>                        2.9%

*<F1>TOTAL RETURN

We exit the year up 12 percent, out-performing the Nasdaq Industrials which rose 10 percent, while the S&P 500 turned in 33 percent as investors "fled to quality" in response to Asian turmoil.

As more data became available, it became evident to us that the "Asian flu" could have wider ramifications than originally thought. Extra scrutiny was applied to each of your holdings to see how it would fare if some of the more damaging scenarios materialized.

We feel many stocks are vulnerable directly or indirectly to a slowdown in the Pacific Rim, but some stocks will stand to benefit.

Hertz CEO, Frank Olsen, told us last week that auto acquisition, which accounts for 30 percent of Hertz's costs, will be lower because of more competitive Asian-made cars brought about by the yen's weakening -- from 120 to 133 to the dollar in the last two months.

The CEO of a major U.S. chemical company told us, on the other hand, that Asian resin plants running at 40 percent of capacity will now gear up and flood U.S. markets in a drive to acquire dollars. Asia's devalued currencies may make U.S. customers more likely to purchase Asian supplies, potentially pressuring the U.S. chemical producers' prices.

The debacle in Asian currencies as well as weakening currencies around the world also makes it more difficult for U.S. companies to export product. Many Asian customers of U.S. companies are unable to secure financing for purchases of U.S. products. A U.S.-based, highly respected memory company just pre-released a surprise loss for the December quarter citing this financing issue as a major reason.

The investment community has not yet calculated these impacts. Lowered earnings estimates will be the norm in the immediate months ahead. We also have not seen the last write-off due to currency or receivable losses -- more lay ahead.

There is a widening credit crunch in Asia, and Korean interest rates are excessively high and rising. Already more than 500 Seoul-based companies went bankrupt in the first five days of 1998, and the IMF is revising its bailout forecast upward.

The 1.7 percent decline in the Dow Jones Industrials and the 13.7 percent drop in the Nasdaq Industrials from October 13 to the end of the year discounts some of these new realities. Current buyers believe the stock market has over discounted these developments, but we do not agree when we examine the situation on a company-by-company basis.

Your research team has its "shopping list" poised and ready for re-entry when the time comes, but we will only participate in the expected rallies that typically follow the cessation of year-end selling pressures if the fundamentals and price earnings ratios of the individual company warrant putting your money
                                 ---------- -------
at risk.

The companies we'll seek for you must meet the criteria our strategy stipulates, as illustrated by William O'Neil & Co.' s analysis which shows your companies' earnings growing 53 percent for the last 12 months compared to just 15 percent for the companies comprising the S&P 500. For the latest quarter, your companies earnings growth is at 47 percent while those of the S&P 500 are at just 17 percent.

COMPANY GROWTH

AVERAGE INCREASE
LATEST 12 MOS. EARNINGS
  YOUR COMPANIES                       53%
  S&P 500                              15%

AVERAGE INCREASE
LATEST QUARTERLY EARNINGS
  YOUR COMPANIES                       47%
  S&P 500                              17%

All S&P figures are unweighted.
Analysis by William O'Neil & Co., Inc.
January 2, 1998.

Your largest percentage gainer during the quarter was Diane Hakala's Software Artistry, up 65 percent. Andy Graves picked Quadramed Corp., which rose 59 percent, and David Harrington's Atlantic Coast Air jumped 48 percent. Trammell Crow, isolated by Bill D'Alonzo, and Best Buy Co., chosen by Clarke Adams, climbed 47 percent each, while Mark Lapolla's Jackson Hewitt and John Ragard's USAirways Group gained 42 percent apiece. A.J. Berk's pick, Citrix Systems showed a 29 percent gain for the quarter.

We are willing to underperform the market for a few months if we can insulate you from higher- than-normal risks. It's better to forego an opportunity than to lose money. We will see exciting opportunities in the months and years ahead; it's important we have the money to take advantage of them.

The many of you who blessed us with your greeting cards served an important purpose. As we enjoyed the pictures of your families and read your notes of encouragement, it became easier for us to make the decision when we asked ourselves, "Would we buy this XYZ stock we now own for you today at these prices?"

Foster's 88-year-old mother and his high school basketball coach, and my 83-year-old mother all have a large part of their savings in the Fund as well. This made decisions easier than some abstract notion of "what percent cash should we be holding?"

Foster began this letter to you from his laptop computer while airborne to Tokyo, Seoul, Taipei and Hong Kong. The five-person entourage making the trip enjoys the inclusion of Ambassador Richard McCormack, Under Secretary of State for Economic Affairs for President Bush and the Ambassador to the Organization of American States serving President Reagan during the Latin American debt crisis.

Foster will be meeting with top level business, banking and government officials including the Premier of Taiwan to assess relevance of the crisis there to your holdings.

Reagan's National Security Advisor, Richard Allen, who helped rescue the current Korean President from a firing squad in 1980, also helped set up very top level contacts for your fact-finding team. Here are some of the concerns Foster's emails and faxes to us indicate:

     o There is a very strong likelihood the Mainland Chinese will devalue their currency again and that the Hong Kong peg to the dollar will be changed. This would exacerbate further the downward-spiraling currencies.

     o Japan will undergo another massive round of bankruptcies in the next 60 to 90 days, putting pressure on the already bottom-probing Nikkei and cause additional weakness in the yen. Retail sales plummeted in December and confidence is razor thin.

     o The banking system in Japan is a mess and this will be made more evident in the weeks ahead.

     o Mainland China in recent weeks dropped interbank rates from 7.9 percent to 1.7 percent, indicating significant internal weaknesses caused by their high debt and non-performing loans.

     o There is growing recognition of a global overcapacity in many industries. One-third of China's industries are said to be glutted with inventory including VCRs, bicycles, refrigerators, and black and white TVs. Too much money drove uneconomic projects. This is now coming home to roost. Office space vacancy rates are believed to be 32 percent in China.

Ambassador McCormack's concerns that "the U.S. will be hit by a flood of excellent products sold in devalued currencies and American manufacturers will have to sacrifice profits to hold on to markets in the U.S. and around the world" were reinforced universally so far during Foster's trip.

We already see evidence of strength in companies whose earnings' prospects are enhanced by cheaper imports. As we sort out the significance of these very major developments of recent weeks, we are evaluating each stock individually to isolate the best companies for your portfolio.

Statistics validate your long-term investment success through a philosophy that emphasizes individual stock selection of companies growing rapidly at reasonable price earnings ratios and that are intensively researched to discover the strength of underlying fund-amentals that others have not yet fully appreciated.

Your five year return of 133 percent, 18.4 percent annualized, compared to just 68 percent for the Nasdaq Industrials illustrates the success of this strategy. For the last ten years, your Fund is up an average of 20.3 percent each year, 532 percent cumulatively, compared to the 425 percent climb in the S&P 500 and just a 260 percent rise in the Nasdaq Industrials.

MOST RECENT 10 YEARS

IBD*<F2>                          237.6%
NASDAQ IND.                       260.3%
RUSSELL 2000                      262.9%
LIPPER GROWTH*<F2>                344.2%
S&P 500*<F2>                      424.8%
YOUR FUND*<F2>                    532.3%

*<F2>TOTAL RETURN
IBD = Investor's Business Daily Mutual Fund Index

Subsequent to the August 25th Forbes article that listed the Brandywine Funds family as the Number One performing fund family for the last ten years of those with more than $1 billion entrusted to them, another article appeared. This one, in the newly launched Bloomberg magazine, detailed the pain suffered by those of us investing in the more dynamic sector of the market -- in the midcap and smaller cap companies -- since the summer of 1996.

Since July 15, 1996 until December 31, 1997 the S&P grew 58.6 percent while the Nasdaq Industrials struggled to a 24.2 percent increase.

Your sister Brandywine Blue Fund rose 45 percent during that period, surpassing the ten funds mentioned in the Bloomberg article and Brandywine Fund rose 41 percent. The worst performer mentioned dropped 20 percent. The author, after describing the nosebleed price earnings ratios attendant to the other funds went on to say, "That's what separates Foster Friess from other momentum players -- he can't stomach high PEs."

Your investment strategy that emphasizes lower PEs has proven itself time and time again over the model most "momentum investors" embrace. Sure, we miss the Home Depots and WalMarts, but the attention to modest price earnings ratios rather than "growth at any price" continues to serve us well over the long-term.

We are grateful for the confidence and support in our strategy as reflected by net inflows of $256 million into your Fund this quarter. One of your largest and longest fellow shareholders, the Nobel Foundation, remains invested right along with you with $45 million. Our Friess Associates pension plan and family and personal savings in the Funds total over $40 million, which keeps us fervently committed to generating healthy returns in '98 and beyond for all of us. Everyone at Friess Associates wishes you a happy and prosperous New Year!


/s/ Bill D'Alonzo


Bill D'Alonzo
Vice President
January 10, 1998

HIGHLIGHTS ...

FINANCIAL/BUSINESS SERVICES

After many years as a diversified conglomerate, OGDEN CORP. has streamlined its operations and is focusing on its three most successful businesses -- Ogden Energy Group, Ogden Aviation, and Ogden Entertainment.

Ogden Energy Group provides water and wastewater services and develops power sources. Its Aviation division offers airport services such as ground and cargo handling, catering, and fueling throughout the globe.

Vice President Quinton Marshall told us recently that he is excited about the large number of new aviation contract opportunities Ogden is bidding on and winning, particularly in international markets.

One of the world's top operators of concession stands, Ogden Entertainment serves food in stadiums of such U.S. popular teams as the Cubs at Wrigley Field and the Mariners at the Seattle King Dome. And, if you happen to find yourself at the World Trade Center grabbing lunch, you'll very likely come across an Ogden stand.

Your NYSE-listed company also has interest in theme parks and just opened its mall-based zoo, American Wilderness Experience, in Ontario, California to rave reviews. Additional parks are planned in Tempe, Arizona, and Great Vine, Texas.

Earnings in the September quarter rose 20 percent to $.49 from $.41.

Purchased in March at $21, your shares are up 34 percent to $28.

SEMICONDUCTORS & RELATED

It's pitch black, but you can still read your cellular phone display or your Timex Indiglo watch, thanks to the technology of SIPEX CORP.

Your company's electroluminescence products are ideal for portable communication devices like pagers and cell phones because they require very little battery power drain. Sipex's products also light the 3Com Palm Pilots -- a complete calendar and address book which fits right in the palm of your hand -- the tool your entire research team uses to keep them on schedule.

We learned in a discussion with Frank Dipietro, Chief Financial Officer, that the recent television commercial showing the L.M. Ericsson cell phone illuminating an entire football stadium after a black-out, was actually Sipex's lighting display for that product, which Ericsson is not even shipping yet!

Other customers using your company's technology include Cisco Systems and IBM.

The recent September quarter saw earnings catapult to $.17 from just $.05 last year, while revenues were up 40 percent to $13 million.

Up 98 percent since purchased for you in October '96, your shares sell today at $30.25.

SOFTWARE

Hospitals, HMOs and Physicians need to find cost savings, improve billing to Medicare, Medicaid and private insurance companies, and reduce their back office staffs. QUADRAMED CORPORATION makes software which does all these things for its customers. More than 25 percent of U.S. hospitals, as well as a number of major HMOs, utilize your company's services.

QuadraMed writes, manufactures and installs billing, fraud detection, and clinical software. Its products are used to manage claims and provides contracts, diagnosis, reimbursement and documentation of patient accounts and medical records.

The recent acquisition of rival Medicus Systems, with revenues of $18 million per year, will increase QuadraMed's size by 50 percent. According to John Cracchiolo, Chief Financial Officer, this acquisition will lead to a variety of cost savings and sales synergies.

Revenues more than doubled during the recent September quarter, up from $4.4 million to $9.4 million. Earnings, in turn, jumped to $.15 from $.01 last year.

Selling at $27.50, your shares rose 65 percent since purchase in August at $17.

SPECIALTY RETAILING

If you're unsure of what the latest cellular technology, digital videodisks, and audio equipment feature, make your purchase at BEST BUY CO. and they can tell you.

With more than 270 stores in 32 states, your company serves over 44 percent of the U.S. population with their home electronics and appliances purchases.

In a recent conversation with CFO Alan Lenzmier, we learned that through real-time information management systems, Best Buy turns over its computer inventories more than 11 times a year. Your company sells over 30 percent of its computer systems at under $1,000 apiece, and is preparing to introduce 200 MHz and 233 MHz systems. These new computers can drive higher margin software, and at that price, will likely encourage increased sales and new customers.

In the recent November quarter, earnings exploded to $.57 compared with a loss last year.

Purchased in August, your shares have shot up 133 percent to $37.

TRANSPORTATION & RELATED

Those familiar commercials depicting folks stranded at the airport, retrieving their rental car amidst a blizzard or torrential rain storm, echoing the well-known lament, "Well, not exactly!" have made HERTZ CORP. a household name in the car rental business.

Your company operates a fleet of nearly 400,000 vehicles through 5,000 rental locations in 140 countries. About 3/4 of its car-rental revenues are from airport-pickups, so those commercials are right on target!

With car rental rates on the rise and a strong management team, Hertz enjoyed a 29 percent jump in earnings during the September quarter, up from $.68 to $.86.

We learned recently from CEO Frank Olson that Hertz's state-of-the-art MIS setup allows the company to adjust prices by location, day, time and availability, giving them great leverage on achieving the best prices possible for their services.

Up 38 percent since purchase at $29 in April, your shares sell today at $40.

FELLOW SHAREHOLDER . . .

We count some amazingly dynamic people among your shareholder family, and William E. Simon, President Nixon and Ford's Treasury Secretary, is no exception. With 45 super successful career years under his belt, there are not many facets of American business, public affairs, and government which Mr. Simon's life hasn't touched.

Mr. Simon leads the John M. Olin Foundation which was established to preserve the principles of political and economic liberty. The Foundation concentrates on various areas of study including Constitutional law, the moral foundations of a free society, and the relationship between religion and free institutions. Some specific subjects which interest the Foundation are tax and regulatory policy, foreign policy, and the effectiveness of government programs.

About $20 million is awarded annually in grants, 60 percent going to prominent colleges and universities such as Harvard, Yale, Stanford, Columbia, and Georgetown, and the remainder to leading think tanks, such as The Heritage Foundation, the Hudson Institute, and The Hoover Institution.

Mr. Simon began his professional life in 1952 starting at Union Securities, and moving next to Weeden & Company, before joining Salomon Brothers, where he enjoyed a highly prosperous career as head of the Government and Municipal Bond Departments. In 1972, Mr. Simon entered government service when he was appointed by President Nixon as Deputy Secretary of the Treasury, and then later as the first Administrator of the Federal Energy Office. President Nixon selected him to be the 63rd Secretary of the Treasury in 1974, a position he held until the end of President Ford's term in 1977. That year, the Treasury Department awarded Mr. Simon its highest honor -- the Alexander Hamilton Award.

After his government service, Mr. Simon once again took up a career in business. Since returning, he's founded three investment companies, Wesray Corporation, WSGP International, and most recently, in 1988, William E. Simon & Sons. Mr. Simon has served on the boards of more than thirty well-known corporations including Xerox, Citibank, Halliburton, and Kraft. In 1986, he was honored by the University of Rochester when the Graduate School of Management was re-named the William E. Simon Graduate School of Business Administration.

Mr. Simon is also a sports aficionado, having served on the U.S. Olympic Committee for more than 30 years, during which time he's been Treasurer and President. Six years ago, he was inducted into the U.S. Olympic Hall of Fame. He's also been involved in the National Tennis Foundation and Hall of Fame, the Basketball Hall of Fame, and the Women's Sports Foundation.

With a firm faith in helping the less fortunate, Mr. Simon dedicates much of his time to serving the sick and the poor. He is a volunteer at Covenant House and also a Eucharistic Minister to patients who are often destitute, terminally ill, or both. Hundreds of underprivileged high school and college students are able to further their studies because of the many scholarships Mr. Simon has created.

We are honored to have Mr. Simon and the John M. Olin Foundation invested with us in Brandywine Fund. We enjoy playing a role in helping the Foundation achieve its worthwhile goals.

     - Rebecca Buswell

CINDY . . .

Very few can match "old-timer" Cindy Mills' track record at Friess. Only four people in the entire firm were here before veteran Cindy, who started on April 1, 1982, bringing the Friess Associates team to five-people strong.

While attending a high school athletic event, Foster met Cindy and was so impressed with her out-going nature and upbeat personality that he asked her to come in for an interview. That chance meeting led to Cindy's 16-year career at Friess Associates fulfilling a myriad of responsibilities in working to grow the assets under management.

Cindy launched her days at Friess as the receptionist and bookkeeper. Then about five years ago she was given the opportunity to work with senior researcher Bill D'Alonzo as his research manager and continues to fill that role today. She helps Bill investigate prospective companies for your portfolio by contacting CEOs and CFOs and filtering through to him only the information that he really needs to see.

Bill explains, "I would never get through the barrage of material I receive through the mail, fax, phone calls, and email without Cindy's help. She makes sure I get the most pertinent pieces of the puzzle, pitching the useless information. Cindy is incredible with the way she keeps me organized and headed in the right direction given my hectic schedule." Bill concludes, "There is only one word to describe her efforts on my behalf -- awesome!"

"One of the most amazing things for me to see is the increase in our clients' and shareholders' investments. When I started, we were managing $125 million, and today it is nearly $14 billion," Cindy states.

"The reason we've been able to effectively handle our growth is the dynamic, sharp group of individuals Foster and Lynn have assembled at Friess," she continues. "These folks -- whose extensive experience in the industry range from Morgan Guaranty Trust to J.C. Penney Financial Corp. to the DuPont Company -- carry out the same investment strategy Foster initiated more than 20 years ago to keep your Fund on track."

Cindy's husband of 25 years, Stephen, is a senior Detective for the Child Abuse Unit of Chester County, Pennsylvania and together they raised two sons. Following their father's footsteps, Chad is a police officer in Fort Worth, Texas and Stephen Jr. (a newlywed) is a police officer in Pennsylvania. "We are fortunate to be able to get together often, which is my number one pleasure in life."

An accomplished singer and runner, Cindy also enjoys music, exercise and traveling which keep her occupied away from the office.

-Rebecca Buswell

WEBSITE ON THE WAY . . .

Many of you have written in suggesting we tap the internet and launch Brandywine Funds on the world wide web. So, we've put our computer design folks to work and sometime in the upcoming quarter, potential and current shareholders can check us out and pull up an application for investment with the click of a button. Keep your eyes peeled!

DAVID . . .

In 1990, soon after Friess Associates crossed $1 billion under management, David Harrington joined your research team, following a five-year stint at a local financial planning firm analyzing privately-owned companies.

A native of Wilmington, David returned to Delaware after graduating from St. Lawrence University in 1985 where he earned a Bachelor's degree in English. He and his wife, Erin, were married eight years ago and have three young ones at home, Andrew, 7, Lindsay, 5, and Ian, 2. In addition to spending time with his family, David enjoys nearly any outdoor activity, particularly fishing, hunting, boating, biking and golf.

David learned the nuances of many different kinds of businesses and what makes them successful during his time researching private companies, and enjoys leveraging that experience into the public markets. "Most of the management issues that affect private companies are transferable to the publicly-traded stocks," David states. "Our research strategy dictates that we remain in close contact with the management of the companies we own to keep on target with what's really happening there."

Fellow senior researcher Clarke Adams praises David's ability. "David understands our strategy and goes after companies that are beating expectations, selling at reasonable valuations, and have 'sizzle' to get investors excited about their business. He's selected some big winners for Brandywine."

Several of David's holdings are tech-related, but he remains an overall generalist as all of your researchers do. Dell Computer, Proffitt's, Borders Group, Atlantic Coast Airlines, Compaq, Tech Data, and National Semiconductor, are recent good picks of David's, adding $480 million in gains.

"It's been great to see Friess Associates grow nearly 14-fold since I came on board!" exclaims David. "The resources we now have, including software, hardware, and our internal network of researchers and traders make our process more efficient than it's ever been."

-Rebecca Buswell

HEADING TO LAS VEGAS?

Then you might want to make your trip in mid-April when Foster will be there among other investment gurus at the Louis Rukeyser Investment Conference. On April 18 and 19, join Foster at the MGM Grand Garden to hear him and others in the business -- including Rukeyser himself -- comment on the overall economic and financial scene as well as offer individual market insights. As a Brandywine shareholder, you can attend at a discount rate. Please call (800) 892-9202 if you want more information.

GROWING YOUR FUND . . .

The dedicated employees at your companies deserve recognition for the growth of your assets. They work hard to make their companies successful, and you benefit from that success.

Sylvia Bellamy is a Customer Service Representative for the Hertz Corporation. She works behind the Hertz counter at McCarran International Airport in Las Vegas assisting travelers with their rental cars, handling problems, and making people happy. No day is "typical" for Sylvia because each one presents new challenges and surprises. But surely the most memorable day in Sylvia's nine years with Hertz was the day she helped save a customer's life.

Sylvia performed lifesaving CPR techniques on a man who was having a massive heart attack. Her quick-thinking heroics saved his life. Because of first aid and CPR training courses at Hertz, she knew exactly what to do, but looking back on this experience she still marvels, "You just act. All my training automatically came back to me. It was an overwhelming experience. If I don't do anything else in life, that will put the icing on the cake!"

Away from her job, Sylvia is the summer track and field coach for the Youth Activities Center in Las Vegas. She attended the University of Texas, El Paso on a track scholarship and still runs competitively. After she leaves work, she coaches a team of youngsters ranging in age from 8 to 16. Her goal is to teach running but she also explains, "to instill discipline at a young age is so vital."

Sylvia has a daughter, Antoinette, 11, and a son, James, 6. She serves as Den Mother for James' Tiger Cub Scout Troop, planning activities for twelve little boys. Amazingly, Sylvia also plans to attend the University of Las Vegas this year to complete her Bachelor's degree in Business Management.

We asked Sylvia why she liked working for Hertz. She immediately answered, "Because we are #1. When you deal with us you know you are dealing with professionals. Our customer service stands out." In fact, Sylvia has made so many friends for Las Vegas that the Chamber of Commerce recently honored her at a luncheon with the mayor. She just smiles and says, "I genuinely love people. I believe if you smile, it's going to be a better day, and . . . you live longer!"

- Margaret Barton

TOP TEN . . .

It's not surprising to see substantial shifts in your top ten this quarter given the increased cash position you've taken, 67 percent as we write this January
10. The biggest change was in your Computers & Related stocks, falling off the top ten with just 1.4 percent from the number one spot in September with 13.1 percent. Compaq, Data General, Dell Computer, and EMC Corp. were sold, nailing down solid profits for you since original purchase. Compaq brought $115 million, Data General $5.9 million, Dell with $38.3 million, and EMC at $90.2 million.

Also noteworthy this quarter are your Oil/Gas Field Services holdings, coming in at number seven with 2.1 percent compared to September's 7.6 percent. You sold BJ Services, Cooper Cameron, Noble Drilling, Ensco International, Vintage Petroleum, Parker Drilling, and Rowan Companies for total gains of more than $100 million since purchase.

The Electronics category finished at number ten, moving from 4.6 percent to 1.5 percent as you sold Altron, Inc., DII Group, Kemet Corp., Veeco Instruments, Inc., Teradyne, Microchip Tech, and Varian Associates.

Pharmaceuticals joined the top ten this quarter as your number three group with
5.0 percent, primarily fueled by a substantial position in Bristol-Myers Squibb, which has already brought you $21 million in gains. ICN Pharmaceuticals and Jones Medical were also added to help grow this group.

TOP TEN INDUSTRY GROUPS

Specialty Retailing                 8.6%
Financial/Business Services         6.5%
Pharmaceuticals                     5.0%
Department Stores                   3.5%
Leisure & Entertainment             2.9%
Software                            2.7%
Home/Office & Related               2.1%
Oil/Gas Field Services              2.1%
Insurance                           1.9%
Electronics                         1.5%
All Others                          9.7%
Cash                               53.5%

ALL IS NOT ROSES . . .

Quarters like this suggest a title like "All is Not Thorns" for this feature! Many of your holdings suffered setbacks since September as we all witnessed 41 stocks tumble more than $10 million apiece.

The biggest disappointment was 3Com Corp., dropping back 37 percent. The company took measures to reduce inventories in modems but the lack of an agreed-upon standard in the industry for new technology was detrimental, pushing modem prices down. Texas Instruments fell 30 percent mainly because of the situation in Asia which affected its DRAM business. While a very small part of TI's business overall, DRAM prices declined 30 percent in the quarter creating concerns over the outlook, which depressed the stock.

Compaq slid 17 percent due to fears that inventory levels were too high. Also, the increased popularity in the less-than-$1,000 PC hurt Compaq's product mix and margin picture.

Applied Materials gave up 30 percent as the Asian currency crisis will likely affect demand for its products in that region of the world, while Teradyne lost 37 percent following concerns that financially-strapped Memory Chip makers in South East Asia would not be able to honor their large orders for test equipment scheduled for delivery in the first quarter of '98. The Asian picture also affected National Semiconductor, which retraced 28 percent following a perceived slow down in its markets in that region.

Bay Networks fell back 32 percent due to concerns that the company would miss earnings estimates for the December quarter, but the drop was primarily just following suit with rest of tech for the quarter. EMC Corp. slipped 12 percent in tandem with other technology stocks in general, and Electronics for Imaging plummeted 75 percent after a major new product, scheduled for delivery in the December and January quarters, was found to have flaws which delayed shipping.

The silver lining amidst this market melodrama is that these companies were sold before they declined more than $125 million further as of this writing on January 10. Compaq, EMC Corp., and National Semiconductor remain overall gainers for you, bringing in $115 million, $90 million and $18 million from purchase to sale.

Despite the tumultuous environment, US Airways Group rose $35 million, Bristol-Myers Squibb increased $21 million, and Office Depot gained $20 million. You garnered more than $10 million each from Tandy Corp., Best Buy, Cisco Systems, H.F. Anderson, and Fred Meyer.

BRANDYWINE FUND, INC.
STATEMENT OF NET ASSETS
December 31, 1997
(Unaudited)

      SHARES                                                            QUOTED
OR PRINCIPAL                                                            MARKET
      AMOUNT                                              COST           VALUE
 -----------                                              ----          ------

LONG-TERM INVESTMENTS - 46.5% (A)<F3>
COMMON STOCKS - 46.2% (A)<F3>

               APPAREL & SHOES - 0.7%
     138,200   Big Dog Holdings, Inc.               $1,520,200        $777,375
      40,000   The Buckle, Inc.                      1,368,350       1,370,000
       2,700   Gadzooks, Inc.                           66,825          56,700
     836,800   Intimate Brands, Inc.                16,266,272      20,135,918
     133,200   Payless ShoeSource, Inc.              7,997,296       8,941,050
     239,400   St. John Knits, Inc.                 10,236,576       9,576,000
      77,000   Timberland Co.                        3,375,468       4,470,851
     160,000   Tropical Sportswear Int'l Corp.       1,921,250       1,600,000
     515,700   The Warnaco Group, Inc.              14,690,051      16,180,088
                                                 -------------    ------------
                                                    57,442,288      63,107,982

               THIS SECTOR IS 9.9% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE & RELATED - 0.6%
     714,900   Federal-Mogul Corp.                  21,684,063      28,953,450
      78,000   Motorcar Parts & Accessories, Inc.    1,365,125       1,306,500
     188,800   Special Devices, Inc.                 4,991,978       5,522,400
     234,000   SPX Corp.                            14,985,184      16,146,000
                                                 -------------    ------------
                                                    43,026,350      51,928,350

               THIS SECTOR IS 20.7% ABOVE YOUR FUND'S COST.

               COMMUNICATIONS - 1.0%
     175,000   Applied Signal Technology, Inc.       2,592,678       2,406,250
     220,400   Brightpoint, Inc.                     3,553,846       3,058,050
     687,200   DSP Communications, Inc.              9,656,273       8,246,400
      82,500   Dycom Industries, Inc.                  982,025       1,778,947
     487,700   ECI Telecom Ltd.                     11,720,158      12,436,350
     233,600   Essex International, Inc.             8,876,800       6,949,600
     623,100   General Cable Corporation            13,226,278      22,548,743
      35,000   MICROS Systems, Inc.                    997,500       1,575,000
     205,900   NICE-Systems Ltd. ADR                 7,576,412       8,647,800
     500,300   SmarTalk Teleservices, Inc.          11,735,995      11,381,825
     351,900   World Access Inc.                     6,652,516       8,401,613
                                                 -------------    ------------
                                                    77,570,481      87,430,578

               THIS SECTOR IS 12.7% ABOVE YOUR FUND'S COST.

               COMPUTERS & RELATED - 1.4%
     182,500   American Management Systems, Inc.     4,139,027       3,558,750
     610,400   American Power Conversion Corp.      19,185,081      14,420,700
     161,000   Cotelligent Group, Inc.               2,953,962       3,079,125
     143,300   Digi International Inc.               2,088,460       2,436,100
   1,275,678   EMC Corp. (Mass.)                    15,618,268      35,002,053
     203,800   IMNET Systems, Inc.                   3,998,003       3,311,750
     358,400   Pomeroy Computer Resource, Inc.       6,413,870       6,361,600
     755,600   Premiere Technologies, Inc.          18,214,010      20,873,450
     175,000   Procom Technology, Inc.               1,629,220       2,767,275
      31,400   Sequent Computer Systems, Inc.          429,863         628,000
     484,000   Symbol Technologies, Inc.            20,690,050      18,271,000
     281,900   Transcrypt International Inc.         6,167,844       7,012,262
      35,000   Unisys Corporation                      476,826         485,625
      93,000   Zebra Technologies Corp.              3,104,139       2,766,750
                                                 -------------    ------------
                                                   105,108,623     120,974,440

               THIS SECTOR IS 15.1% ABOVE YOUR FUND'S COST.

               DEPARTMENT STORES - 3.5%
     342,000   Ames Department Stores, Inc.          2,823,563       5,985,000
   1,051,450   Family Dollar Stores, Inc.           14,835,038      30,821,154
   1,168,100   Federated Department Stores, Inc.    47,997,055      50,301,890
   1,169,200   Fred Meyer, Inc.                     26,076,919      42,529,650
   2,491,200   Nordstrom, Inc.                     119,662,341     150,406,200
     445,600   Proffitt's Inc.                       5,052,446      12,671,973
                                                 -------------    ------------
                                                   216,447,362     292,715,867

               THIS SECTOR IS 35.2% ABOVE YOUR FUND'S COST.

               DISTRIBUTION - 0.3%
     201,600   Avnet, Inc.                          12,306,093      13,305,600
     398,200   Boise Cascade Office Products Corp.   7,700,714       5,948,312
      45,000   CompuCom Systems Inc.                   437,765         371,250
     205,100   Pioneer-Standard Electronics, Inc.    3,100,080       3,127,775
                                                  ------------     -----------
                                                    23,544,652      22,752,937

               THIS SECTOR IS 3.4% BELOW YOUR FUND'S COST.

               ELECTRONICS - 1.5%
     301,700   Kuhlman Corp.                        10,690,480      11,804,012
      25,000   LeCroy Corporation                      909,375         756,250
     453,500   Level One Communications Inc.        18,028,158      12,811,375
      40,600   LSI Industries Inc.                     709,325         740,950
      67,000   Mettler-Toledo International Inc.       938,000       1,155,750
     152,500   RadiSys Corporation                   6,856,877       5,680,625
     150,000   Rayovac Corporation                   2,100,000       2,887,500
   1,969,800   SCI Systems, Inc.                    38,894,680      85,810,397
     155,100   Waters Corp.                          4,484,284       5,835,638
                                                 -------------    ------------
                                                    83,611,179     127,482,497

               THIS SECTOR IS 52.5% ABOVE YOUR FUND'S COST.

               FABRIC/TEXTILES - 0.3%
     350,000   Dan River Inc.                        5,301,810       5,753,300
      97,700   Tefron Ltd.                           2,071,961       2,247,100
     383,000   Unifi, Inc.                          12,115,984      15,583,504
                                                 -------------    ------------
                                                    19,489,755      23,583,904
               THIS SECTOR IS 21.0% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 6.5%
     925,300   AccuStaff Inc.                       24,107,142      21,281,900
     152,000   Advance Paradigm, Inc.                4,510,836       4,826,000
       9,100   ADVO, Inc.                              189,250         177,450
     719,900   AmeriCredit Corp.                    13,146,446      19,932,591
   1,040,300   AMRESCO, Inc.                        28,831,428      31,469,075
     438,800   BA Merchant Services Inc.             6,608,014       7,788,700
   1,290,100   Capital One Financial Corp.          60,326,568      69,907,939
     116,800   CB Commercial Real Estate
                 Services Group                      3,899,858       3,759,558
      91,600   ChoicePoint Inc.                      3,867,897       4,373,900
      62,000   Comfort Systems USA, Inc.             1,113,136       1,224,500
     149,400   Consolidated Graphics, Inc.           3,578,413       6,965,775
     804,000   Consolidated Capital Corporation     16,080,000      16,331,652
     105,000   CORT Business Services Corp.          2,505,206       4,180,365
     517,200   Finova Group, Inc.                   24,260,819      25,698,634
     759,300   FIRSTPLUS Financial Group, Inc.      24,201,974      29,138,137
   1,281,100   First Union Corporation (N.C.)       62,961,468      65,656,375
     768,000   FIserv, Inc.                         30,325,529      37,728,000
     352,400   Group Maintenance America Corp.       4,978,496       5,924,725
   1,627,000   H. F. Ahmanson & Company             97,377,876     108,908,126
     329,300   Hooper Holmes, Inc.                   4,532,131       4,795,596
     348,400   IMC Mortgage Co.                      4,230,400       4,137,250
     101,200   ITI Technologies, Inc.                2,899,454       2,201,100
     198,000   Leasing Solutions, Inc.               4,624,444       4,727,250
     136,200   Herman Miller, Inc.                   6,035,826       7,431,481
     228,400   Ocwen Financial Corp.                 5,026,324       5,810,039
     689,500   Ogden Corp.                          14,504,550      19,435,626
     138,200   Personnel Group of America, Inc.      1,934,800       4,560,600
     106,100   PRT Group Inc.                        1,379,300       1,206,888
     198,300   Rural/Metro Corporation               7,048,990       6,618,263
     171,600   Select Appointments Holdings ADR      3,260,400       3,131,700
     630,000   Servico, Inc.                         9,144,000      10,631,250
      69,400   SOS Staffing Services, Inc.           1,162,450       1,309,925
      20,000   Trammell Crow Company                   350,000         515,000
     120,600   VWR Scientific Products Corp.         2,817,437       3,406,950
                                                 -------------    ------------
                                                   481,820,862     545,192,320

               THIS SECTOR IS 13.2% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 0.8%
   1,064,200   CKE Restaurants, Inc.                28,333,689      44,829,425
     306,200   Foodmaker, Inc.                       5,561,818       4,612,291
     100,000   International Home Foods, Inc.        2,202,570       2,800,000
     315,200   Outback Steakhouse, Inc.              7,566,655       9,062,000
     110,000   Schlotzsky's, Inc.                    2,028,219       1,608,750
     328,600   ShowBiz Pizza Time, Inc.              7,443,087       7,557,800
                                                 -------------    ------------
                                                    53,136,038      70,470,266

               THIS SECTOR IS 32.6% ABOVE YOUR FUND'S COST.

               HEALTHCARE - 0.3%
     248,400   AmeriPath, Inc.                       4,508,171       4,222,800
     307,000   Capital Senior Living Corp.           4,183,387       3,204,466
     761,000   Coventry Corp.                       11,695,920      11,605,250
      40,000   Curative Health Services Inc.         1,205,000       1,215,000
      88,900   PHP Healthcare Corp.                  1,485,191       1,339,101
     105,900   PMR Corporation                       2,321,430       2,118,000
                                                 -------------    ------------
                                                    25,399,099      23,704,617

               THIS SECTOR IS 6.7% BELOW YOUR FUND'S COST.

               HOME/OFFICE & RELATED - 2.1%
     197,600   Mail-Well, Inc.                       6,884,982       8,002,800
     881,100   Maytag Corp.                         27,998,948      32,876,484
      65,500   Meadowcraft, Inc.                       875,657         769,625
   5,531,800   Office Depot, Inc.                   98,055,522     132,420,229
     270,000   Rent-Way, Inc.                        3,222,874       4,995,000
                                                 -------------    ------------
                                                   137,037,983     179,064,138

               THIS SECTOR IS 30.7% ABOVE YOUR FUND'S COST.

               INSURANCE - 1.9%
     313,900   Century Business Services, Inc.       4,490,183       5,414,775
   3,337,900   Conseco, Inc.                        82,379,578     151,667,500
                                                 -------------    ------------
                                                    86,869,761     157,082,275

               THIS SECTOR IS 80.8% ABOVE YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 2.9%
     300,000   Action Performance Cos. Inc.          8,211,437      11,362,500
      80,800   CapStar Hotel Co.                     2,050,293       2,772,490
   1,156,900   Carnival Corporation                 55,587,915      64,063,338
     558,400   Fairfield Communities, Inc.          12,779,666      24,709,200
     253,200   Hasbro, Inc.                          7,794,255       7,975,800
      62,400   Hospitality Worldwide Services          639,600         819,000
   1,746,200   Mattel, Inc.                         68,269,896      65,045,950
   1,225,300   Polaroid Corp.                       56,349,786      59,657,407
     103,100   Royal Caribbean Cruises Ltd.          5,085,315       5,496,570
     100,000   T-HQ, Inc.                            1,876,565       2,300,000
      43,400   Trendwest Resorts, Inc.                 781,200         992,775
                                                 -------------    ------------
                                                   219,425,928     245,195,030

               THIS SECTOR IS 11.7% ABOVE YOUR FUND'S COST.

               MACHINERY/CONSTRUCTION & MISCELLANEOUS MANUFACTURING - 0.2%
      89,400   Carpenter Technology Corp.            3,815,358       4,296,832
     301,400   Kennametal Inc.                      15,300,225      15,616,438
                                                 -------------    ------------
                                                    19,115,583      19,913,270

               THIS SECTOR IS 4.2% ABOVE YOUR FUND'S COST.

               MEDICAL/DENTAL PRODUCTS & SERVICES - 1.2%
     388,800   Cooper Companies, Inc.               12,056,234      15,892,200
     667,200   ESC Medical Systems Ltd.             22,938,497      25,854,000
   1,112,400   STERIS  Corp.                        51,556,868      53,673,300
      99,100   Twinlab Corporation                   2,108,956       2,452,725
                                                 -------------    ------------
                                                    88,660,555      97,872,225

               THIS SECTOR IS 10.4% ABOVE YOUR FUND'S COST.

               OIL/GAS FIELD SERVICES - 2.1%
     124,700   Basin Exploration, Inc.               1,986,086       2,213,425
      19,000   Core Laboratories N.V.                  341,687         343,197
     826,600   EVI, Inc.                            26,718,304      42,776,550
      30,500   Global Industries, Inc.                 510,921         518,500
     569,800   J. Ray McDermott, S.A.               17,087,475      24,501,400
   1,129,400   McDermott International, Inc.        34,891,944      41,364,275
     313,400   Ocean Energy, Inc.                   18,044,106      15,454,694
     177,600   Offshore Logistics, Inc.              4,083,825       3,796,200
      26,800   Pride International, Inc.               425,450         676,700
     443,500   Varco International, Inc.             6,165,460       9,507,753
     495,800   Veritas DGC Inc.                     13,538,706      19,584,100
     296,000   Weatherford Enterra Inc.             11,297,588      12,950,000
                                                 -------------    ------------
                                                   135,091,552     173,686,794

               THIS SECTOR IS 28.6% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 5.0%
      80,000   Andrx Corp.                           2,798,022       2,740,000
   1,668,900   Bio-Technology General Corp.         21,050,497      17,940,675
   3,362,000   Bristol-Myers Squibb Co.            297,221,396     318,129,250
     900,700   ICN Pharmaceuticals, Inc.            47,158,770      43,965,869
     263,200   Jones Medical Industries, Inc.        8,908,187      10,067,400
      97,100   Kendle International Inc.             1,447,354       1,626,425
   1,325,600   Mylan Laboratories Inc.              28,206,576      27,755,413
                                                 -------------    ------------
                                                   406,790,802     422,225,032

               THIS SECTOR IS 3.8% ABOVE YOUR FUND'S COST.

               SEMICONDUCTORS & RELATED - 0.6%
   1,153,400   Analog Devices, Inc.                 35,566,380      31,935,339
     197,500   DSP Group, Inc.                       2,639,356       3,950,000
     263,200   NeoMagic Corporation                  4,295,567       3,355,800
     228,900   QLogic Corp.                          7,322,713       6,752,550
     281,200   Sipex Corp.                           4,294,480       8,506,300
                                                 -------------    ------------
                                                    54,118,496      54,499,989

               THIS SECTOR IS 0.7% ABOVE YOUR FUND'S COST.

               SOFTWARE - 2.7%
     345,000   Borland International, Inc.           3,446,725       2,522,985
     387,000   Broderbund Software, Inc.            11,278,629       9,916,875
   1,000,000   Cadence Design Systems, Inc.         24,408,594      24,500,000
   1,489,200   Compuware Corp.                      13,338,095      47,654,400
     688,100   Electronic Arts Inc.                 18,429,932      26,019,125
     433,200   FileNet Corp.                        11,484,229      13,050,150
     421,600   Mercury Interactive Corporation       9,493,140      11,277,800
     122,900   QuadraMed Corporation                 2,054,925       3,379,750
     167,200   Simulation Sciences, Inc.             3,009,600       2,675,200
     250,000   Software AG Systems, Inc.             2,500,000       3,625,000
     988,500   Sterling Software, Inc.              31,479,997      40,528,500
   1,137,500   Symantec Corp.                       17,433,385      24,954,475
     343,600   VIASOFT, Inc.                        12,579,713      14,517,100
                                                 -------------    ------------
                                                   160,936,964     224,621,360

               THIS SECTOR IS 39.6% ABOVE YOUR FUND'S COST.

               SPECIALTY RETAILING - 8.6%
      81,000   99 Cents Only Stores                  2,166,052       2,389,500
     304,400   Audiovox Corp.                        2,432,108       2,092,750
   1,025,500   Best Buy Co., Inc.                   16,146,505      37,815,312
     769,200   Borders Group, Inc.                  13,673,533      24,085,960
     225,000   Brylane, Inc.                        10,350,000      11,081,250
     370,500   Central Garden & Pet Co.              9,334,037       9,725,625
     356,800   Dollar Thrifty Automotive, Inc.       7,342,301       7,314,400
     464,200   Dress Barn, Inc.                      6,293,682      13,171,675
     253,800   French Fragrances Inc.                1,522,800       2,315,925
   3,046,950   Gap, Inc.                            99,578,923     107,977,814
      50,000   Goody's Family Clothing, Inc.         1,635,155       1,359,400
     520,600   Linens'n Things, Inc.                 8,796,197      22,711,175
     866,600   Lowe's Companies, Inc.               39,149,317      41,326,421
     197,100   Michaels Stores, Inc.                 4,695,700       5,765,175
     250,000   OfficeMax, Inc.                       3,541,075       3,562,500
     101,100   Party City Corporation                2,754,611       3,260,475
     701,600   Pier 1 Imports, Inc.                 13,661,337      15,873,700
      44,400   Renters Choice, Inc.                    999,100         910,200
   1,394,400   Rite Aid Corp.                       64,166,904      81,834,547
   1,456,400   Safeway Inc.                         87,019,900      92,117,300
     199,500   Stage Stores, Inc.                    3,803,755       7,456,313
   3,717,100   Staples, Inc.                        86,082,409     103,149,525
   2,698,800   Tandy Corp.                          89,785,189     104,073,824
     788,800   Zale Corp.                           19,781,230      18,142,400
                                                 -------------    ------------
                                                   594,711,820     719,513,166

               THIS SECTOR IS 21.0% ABOVE YOUR FUND'S COST.

               TRANSPORTATION & RELATED - 1.1%
     117,500   Atlantic Coast Airlines Inc.          1,865,574       3,730,625
     557,600   CNF Transportation Inc.              15,455,462      21,397,900
     330,000   Covenant Transport, Inc.              5,238,750       5,032,500
     112,000   Eagle USA Airfreight, Inc.            3,151,500       3,192,000
     678,600   Hertz Corp.                          19,855,838      27,313,650
     892,700   J.B. Hunt Transport Services, Inc.   15,102,912      16,738,125
     106,300   Midway Airlines Corp.                 1,740,584       1,607,787
     549,000   MotivePower Industries Inc.           7,839,750      12,764,250
      44,300   SkyWest, Inc.                           671,885       1,312,388
                                                 -------------    ------------
                                                    70,922,255      93,089,225

               THIS SECTOR IS 31.3% ABOVE YOUR FUND'S COST.

               MISCELLANEOUS - 0.9%
     308,500   AAR Corp.                            11,490,189      11,954,375
   1,133,200   The B.F. Goodrich Company            47,176,744      46,957,541
      86,900   C&D Technologies, Inc.                3,989,480       4,192,925
     131,900   Coachmen Industries, Inc.             2,796,404       2,844,160
      77,400   The Dial Corp.                        1,073,731       1,610,926
     218,700   Elcor Corporation                     5,113,808       5,248,800
                                                 -------------    ------------
                                                    71,640,356      72,808,727
                                                 -------------    ------------

               THIS SECTOR IS 1.6% ABOVE YOUR FUND'S COST.

               Total common stocks               3,231,918,744   3,888,914,989

REITS - 0.3% (A)<F3>
     636,300   Brandywine Realty Trust              15,179,070      15,987,037
     250,000   Glenborough Realty Trust, Inc.        6,250,000       7,406,250
                                                 -------------    ------------
                                                    21,429,070      23,393,287

               THIS SECTOR IS 9.2% ABOVE YOUR FUND'S COST.

WARRANTS - 0.0% (A)<F3>
          43   Sound Advice, Inc.
                 Warrants, 06/14/99                          0               0
                                                 -------------    ------------
               Total long-term investments       3,253,347,814   3,912,308,276

SHORT-TERM INVESTMENTS - 46.3% (A)<F3>
               COMMERCIAL PAPER - 46.2%
 $50,000,000   American Express Credit Corp.,
               discount of 6.25%; due 01/02/98      49,991,319      49,991,319
  50,000,000   BP America Inc.,
               discount of 6.35%; due 01/02/98      49,991,181      49,991,181
  50,000,000   Ford Credit,
               discount of 6.75%; due 01/02/98      49,990,625      49,990,625
  50,000,000   GE Capital,
               discount of 6.75%; due 01/02/98      49,990,625      49,990,625
  10,000,000   GE Capital,
               discount of 6.75%; due 01/02/98       9,998,125       9,998,125
  50,000,000   American Express Credit Corp.,
               discount of 6.05%; due 01/05/98      49,966,389      49,966,389
  50,000,000   Nellie Mae,
               discount of 6.15%; due 01/05/98      49,965,833      49,965,833
  25,000,000   Bell Atlantic Network Funding,
               discount of 5.95%; due 01/06/98      24,979,340      24,979,340
  50,000,000   John Deere Capital Corp.,
               discount of 6.08%; due 01/06/98      49,957,778      49,957,778
  48,000,000   Ford Credit Europe PLC,
               discount of 6.03%; due 01/06/98      47,959,800      47,959,800
  50,000,000   Texaco Inc.,
               discount of 5.96%; due 01/06/98      49,958,611      49,958,611
  50,000,000   Allied Signal BE,
               discount of 6.05%; due 01/07/98      49,949,583      49,949,583
  50,000,000   Salomon Smith Barney BE,
               discount of 6.02%; due 01/07/98      49,949,833      49,949,833
  50,000,000   Texaco Inc.,
               discount of 5.97%; due 01/07/98      49,950,250      49,950,250
  40,200,000   The Washington Post Co.,
               discount of 6.05%; due 01/07/98      40,159,465      40,159,465
  50,000,000   Ford Motor Credit Corp.,
               discount of 5.95%; due 01/08/98      49,942,153      49,942,153
  25,000,000   Merrill Lynch BE,
               discount of 6.05%; due 01/08/98      24,970,590      24,970,590
  50,000,000   Salomon Smith Barney BE,
               discount of 5.95%; due 01/08/98      49,942,153      49,942,153
  50,000,000   Salomon Smith Barney BE,
               discount of 6.00%; due 01/08/98      49,941,667      49,941,667
  50,000,000   Ford Credit Europe PLC,
               discount of 5.97%; due 01/09/98      49,933,667      49,933,667
  25,000,000   Merrill Lynch BE,
               discount of 6.05%; due 01/09/98      24,966,389      24,966,389
  50,000,000   Salomon Smith Barney BE,
               discount of 6.00%; due 01/09/98      49,933,333      49,933,333
  50,000,000   Salomon Smith Barney BE,
               discount of 6.00%; due 01/09/98      49,933,333      49,933,333
  50,000,000   Ford Credit,
               discount of 5.97%; due 01/12/98      49,908,792      49,908,792
  50,000,000   Merrill Lynch BE,
               discount of 5.93%; due 01/12/98      49,909,403      49,909,403
  50,000,000   Salomon Smith Barney BE,
               discount of 5.99%; due 01/12/98      49,908,486      49,908,486
  50,000,000   Associates First Capital Corp.,
               discount of 5.97%; due 01/13/98      49,900,500      49,900,500
  50,000,000   John Deere Capital Corp.,
               discount of 5.85%; due 01/13/98      49,902,500      49,902,500
  25,000,000   Household Finance Corp.,
               discount of 5.85%; due 01/13/98      24,951,250      24,951,250
  25,000,000   Merrill Lynch BE,
               discount of 5.93%; due 01/13/98      24,950,583      24,950,583
  25,000,000   Bell Atlantic Network Funding,
               discount of 6.00%; due 01/14/98      24,945,833      24,945,833
  50,000,000   GE Capital,
               discount of 5.97%; due 01/14/98      49,892,208      49,892,208
  25,000,000   Household Finance Corp.,
               discount of 5.85%; due 01/14/98      24,947,188      24,947,188
  25,000,000   Merrill Lynch BE,
               discount of 5.90%; due 01/14/98      24,946,736      24,946,736
  50,000,000   Morgan Stanley BE,
               discount of 5.95%; due 01/14/98      49,892,570      49,892,570
  50,000,000   Bell Atlantic Network Funding,
               discount of 6.10%; due 01/15/98      49,881,389      49,881,389
  50,000,000   The CIT Group Inc.,
               discount of 6.06%; due 01/15/98      49,882,167      49,882,167
  50,000,000   Household Finance Corp.,
               discount of 5.90%; due 01/15/98      49,885,278      49,885,278
  50,000,000   American General Corp.,
               discount of 5.91%; due 01/16/98      49,876,875      49,876,875
  25,000,000   Chevron USA Inc.,
               discount of 5.80%; due 01/16/98      24,939,583      24,939,583
  35,000,000   EDS Finance PLC,
               discount of 6.00%; due 01/16/98      34,912,500      34,912,500
  22,200,000   IBM,
               discount of 5.95%; due 01/16/98      22,144,963      22,144,963
  25,000,000   Morgan Stanley BE,
               discount of 5.85%; due 01/16/98      24,939,063      24,939,063
  25,000,000   American Express Credit Corp.,
               discount of 5.90%; due 01/20/98      24,922,153      24,922,153
  50,000,000   The CIT Group Inc.,
               discount of 6.00%; due 01/20/98      49,841,667      49,841,667
  25,000,000   John Deere Capital Corp.,
               discount of 5.85%; due 01/20/98      24,922,812      24,922,812
  50,000,000   Merrill Lynch BE,
               discount of 5.75%; due 01/20/98      49,848,264      49,848,264
  25,000,000   Morgan Stanley BE,
               discount of 5.85%; due 01/20/98      24,922,812      24,922,812
  50,000,000   American Express Credit Corp.,
               discount of 5.85%; due 01/21/98      49,837,500      49,837,500
  25,000,000   John Deere Capital Corp.,
               discount of 5.85%; due 01/21/98      24,918,750      24,918,750
  50,000,000   Ford Motor,
               discount of 5.81%; due 01/21/98      49,838,611      49,838,611
  25,000,000   The Goldman Sachs Group LP,
               discount of 5.95%; due 01/21/98      24,917,361      24,917,361
  50,000,000   The CIT Group Inc.,
               discount of 6.00%; due 01/22/98      49,825,000      49,825,000
  50,000,000   GE Finance Assurance,
               discount of 5.97%; due 01/22/98      49,825,875      49,825,875
  50,000,000   The Goldman Sachs Group LP,
               discount of 5.93%; due 01/22/98      49,827,042      49,827,042
  25,000,000   Associates Corp. of NA,
               discount of 5.90%; due 01/23/98      24,909,861      24,909,861
  25,000,000   Bell Atlantic Network Funding,
               discount of 5.91%; due 01/23/98      24,909,708      24,909,708
  50,000,000   Ford Credit,
               discount of 5.85%; due 01/23/98      49,821,250      49,821,250
  25,000,000   MCI Communication Corp. BE,
               discount of 6.00%; due 01/23/98      24,908,333      24,908,333
  25,000,000   Morgan Stanley BE,
               discount of 5.90%; due 01/23/98      24,909,861      24,909,861
  50,000,000   American Express Credit Corp.,
               discount of 5.80%; due 01/26/98      49,798,611      49,798,611
  20,000,000   Bell Atlantic Network Funding,
               discount of 5.90%; due 01/26/98      19,918,056      19,918,056
  50,000,000   Household Finance Corp.,
               discount of 5.90%; due 01/26/98      49,795,139      49,795,139
  25,000,000   MCI Communication Corp. BE,
               discount of 5.98%; due 01/26/98      24,896,181      24,896,181
  50,000,000   Texaco Inc.,
               discount of 5.88%; due 01/26/98      49,795,833      49,795,833
  50,000,000   American Express Credit Corp.,
               discount of 5.80%; due 01/27/98      49,790,556      49,790,556
  20,000,000   American General Finance Corp.,
               discount of 5.90%; due 01/27/98      19,914,778      19,914,778
  50,000,000   Household Finance Crop.,
               discount of 5.90%; due 01/27/98      49,786,944      49,786,944
  20,000,000   Merrill Lynch BE,
               discount of 5.65%; due 01/27/98      19,918,389      19,918,389
  25,000,000   Morgan Stanley BE,
               discount of 5.90%; due 01/27/98      24,893,472      24,893,472
  50,000,000   Ameritech Corp. BE,
               discount of 5.85%; 01/28/98          49,780,625      49,780,625
  25,000,000   Bell Atlantic Financial Services,
               discount of 6.03%; due01/28/98       24,886,938      24,886,938
  50,000,000   Ford Credit,
               discount of 5.85%; due 01/28/98      49,780,625      49,780,625
  25,000,000   The Goldman Sachs Group LP,
               discount of 5.95%; due 01/28/98      24,888,437      24,888,437
  25,000,000   Ameritech Corp. BE,
               discount of 5.85%; due 01/29/98      24,886,250      24,886,250
  45,000,000   AT&T Co. BE,
               discount of 5.86%; due 01/29/98      44,794,900      44,794,900
  45,000,000   First Chicago,
               discount of 5.95%; due 01/29/98      44,791,750      44,791,750
  50,000,000   The Goldman Sachs Group LP,
               discount of 5.98%; due 01/29/98      49,767,444      49,767,444
  25,000,000   MCI Communication Corp. BE,
               discount of 5.98%; due 01/29/98      24,883,722      24,883,722
  50,000,000   Bell Atlantic Network Funding,
               discount of 5.93%; due 01/30/98      49,761,153      49,761,153
  20,000,000   First Chicago Financial Corp.,
               discount of 5.95%; due 01/30/98      19,904,139      19,904,139
  50,000,000   The Goldman Sachs Group LP,
               discount of 6.00%; due 01/30/98      49,758,333      49,758,333
  50,000,000   American Express Credit Corp.,
               discount of 5.60%; due 02/02/98      49,751,111      49,751,111
  50,000,000   Associates Corp. of NA,
               discount of 5.88%; due 02/03/98      49,730,500      49,730,500
  25,000,000   Associates Corp. of NA,
               discount of 5.75%; due 02/04/98      24,864,236      24,864,236
  25,000,000   E.I. Dupont DeNemours & Co.,
               discount of 5.75%; due 02/05/98      24,860,243      24,860,243
  50,000,000   Associates Corp. of NA,
               discount of 5.88%; due 02/06/98      49,706,000      49,706,000
  25,000,000   E.I. Dupont DeNemours & Co.,
               discount of 5.75%; due 02/06/98      24,856,250      24,856,250
  50,000,000   American General Finance Corp.,
               discount of 5.74%; due 02/09/98      49,689,083      49,689,083
  50,000,000   Beneficial Corp.,
               discount of 5.74%; due 02/10/98      49,681,111      49,681,111
  25,000,000   E.I. Dupont DeNemours & Co.,
               discount of 5.71%; due 02/11/98      24,837,424      24,837,424
  25,000,000   E.I. Dupont DeNemours & Co.,
               discount of 5.71%; due 02/12/98      24,833,458      24,833,458
  50,000,000   GE Financial Assurance,
               discount of 5.76%; due 02/12/98      49,664,000      49,664,000
  50,000,000   New Center Asset Trust,
               discount of 5.75%; due 02/12/98      49,664,583      49,664,583
  50,000,000   AT&T Co. BE,
               discount of 5.77%; due 02/13/98      49,655,403      49,655,403
  25,000,000   AT&T Co. BE,
               discount of 5.77%; due 02/18/98      24,807,667      24,807,667
  50,000,000   Motorola Credit Corp.,
               discount of 5.72%; due 02/26/98      49,555,111      49,555,111
  50,000,000   Motorola Credit Corp.,
               discount of 5.72%; due 02/27/98      49,547,167      49,547,167
                                                 -------------    ------------
               Total commercial paper            3,887,842,391   3,887,842,391

               VARIABLE RATE DEMAND NOTES - 0.1%
   6,199,506   Warner-Lambert Company                6,199,506       6,199,506
     700,000   Wisconsin Electric Power Company        700,000         700,000
                                                 -------------    ------------
               Total variable rate demand notes      6,899,506       6,899,506
                                                 -------------    ------------
               Total short-term investments      3,894,741,897   3,894,741,897
                                                 -------------    ------------
               Total investments                $7,148,089,711   7,807,050,173
                                                ==============
               Cash and receivables, less
               liabilities    7.2%  (a)<F3>                        607,408,423
                                                                   -----------

                 Net Assets                                     $8,414,458,596
                                                                 =============

               Net Asset Value Per Share
               ($0.01 par value 500,000,000
               shares authorized), offering
               and redemption price
               ($8,414,458,596 / 272,425,045
               shares outstanding)                                      $30.89
                                                                        ======

(a)<F3>Percentages for the various classifications relate to net assets.
(b)<F4>Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

ON THE CUTTING EDGE . . .

THE INTERNET OF TOMORROW

115 American universities, and private companies, such as MCI, Sprint, and IBM, along with some federal agencies, are building the high-capacity computer network expected to operate 100 times faster than the current Internet and to support a new class of computer applications. Dubbed Internet2, the new network is expected to be operational for academic use by the end of 1998, and for all on-line users within three to five years.

BACTERIA-EATING BUGS

Cement-eating bacteria are among the main causes of the deterioration of bridges and other structures. Now Lockheed Martin Idaho Technologies Co., working in partnership with British Nuclear Fuels PLC, has put this taste for concrete to good use. The same microbes may be used to decontaminate nuclear plants by eating away the radioactivity from the concrete structures. The naturally-occurring bacteria produce a chemical that dissolves concrete, loosening the contaminated material.

This quarter we also want to acknowledge an impressive performance . . .

BIG BOARD COMPUTERS CALMLY HANDLED FRENZY

On October 28, stock markets went on a global roller-coaster ride of buying and selling. While some markets struggled with the volume, the NYSE handled 1.2 billion shares -- 76 percent more than ever before -- without missing a beat. A robust $2 billion computer system that includes 450 refrigerator-sized computers linked by 200 miles of fiber-optic cables made this possible. Not resting on its laurels, the NYSE is adding more capacity, noting, "in this business, we can't say, 'Come back on Friday; we are a trifle busy right now.' "

MARKET CAP . . .

Your market cap groups changed significantly during the quarter, as many of your holdings were pared back or sold completely. The most notable change is found in your mid-cap companies, from $1 to $5 billion, cut to 21.7 percent of the portfolio from 46.7 in September. Your positions in Noble Drilling Corp., Liz Claiborne, Cooper Cameron, USAirways Group, and CompUSA were sold, yielding gains of $204 million since purchase.

Large cap stocks were also trimmed down during the quarter from 37.6 percent to just 14.4 percent currently. There are half as many companies -- just 14 -- in this above $5 billion category today compared to last quarter. Profits of more than $340 million were harvested when Compaq, Cisco Systems, Dell, Computer Associates, Tellabs, Costco Companies, BMC Software, and National Semiconductor were sold.

Your small cap companies, all those below $1 billion, decreased minimally, from September's 12.9 percent to 10.4 percent currently.

YOUR COMPANIES' MARKET CAPITALIZATION

LARGE CAP                14.4%
MID CAP                  21.7%
SMALL CAP                10.4%
CASH                     53.5%

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

(800) 656-3017
P.O. Box 4166, Greenville, DE 19807
bfunds@friess.com


Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

Officers: Foster S. Friess, President and Treasurer; Clarke Adams, Vice
--------
President; William F. D'Alonzo, Vice President; Carl S. Gates,
Vice President; Paul R. Robinson, Vice President; and Lynda J.
Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell
Report Staff: Margaret Barton, Adam Rieger, Paul R. Robinson, Jennifer Weldon